UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2017

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkway Drive, Suite 270 Lincolnshire, IL 60069	60069
(Address of Principal Executive Offices)	(Zip Code)

(847) 808-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement.

On May 5, 2017, CWI, Inc. (“Camping World”), an indirect subsidiary of Camping World Holdings, Inc., entered into an asset purchase agreement (the “Agreement”) for certain assets of Gander Mountain Company (“Gander Mountain”) and its Overton’s, Inc. (“Overton’s”) boating business. Gander Mountain previously filed for Chapter 11 bankruptcy protection on March 10, 2017. On April 27, 2017 and April 28, 2017, Camping World participated in a bankruptcy auction for the aforementioned assets and was chosen as the winning bidder at the conclusion of the auction on April 28, 2017. Simultaneously, a group of liquidators was chosen as the winning bidder to be retained as the agent for Gander Mountain to conduct liquidation sales at substantially all of Gander Mountain’s existing stores. On May 4, 2017, the transaction was approved by the United States Bankruptcy Court for the District of Minnesota (the “Bankruptcy Court”).

Pursuant to the Agreement, Camping World will purchase Overton’s inventory for an amount equal to cost, which as of April 28, 2017 was approximately $15.6 million (based on estimates available as of April 28, 2017), plus $22.2 million for certain other assets, such as the right to designate any real estate leases for assignment to Camping World or other third parties, other agreements Camping World elects to assume, intellectual property rights, operating systems and platforms, certain distribution center equipment, the Gander Mountain and Overton’s ecommerce businesses and fixtures and equipment for Overton’s retail and corporate operations. Furthermore, Camping World has committed to assume no fewer than 17 of Gander Mountain’s real estate leases (two of which can be Overton’s real estate leases) and Camping World has until October 6, 2017 to determine which additional real estate leases Camping World wants to assume and which real estate leases Camping World wants to assign to third parties. Camping World will also assume certain liabilities, such as cure costs for leases and other agreements it elects to assume, accrued time off for employees retained by Camping World and retention bonuses payable to certain key Gander Mountain employees retained by Camping World.  Camping World’s current goal is to operate 70 or more locations subject to, among other things, Camping World’s ability to negotiate lease terms with landlords on terms acceptable to Camping World and approval of the Bankruptcy Court.  We intend to finance the re-opening and initial working capital needs of these retail locations, along with the assumption of certain liabilities as described above, with cash on hand, along with additional capital from equity or debt financings.

Camping World and Gander Mountain have made customary representations, warranties and covenants in the Agreement, which is subject to termination by either Camping World or Gander Mountain upon the occurrence of specified events. The transaction is expected to close on or before May 26, 2017, subject to the satisfaction or waiver of various conditions. The foregoing description of the terms of the Agreement is qualified in its entirety by reference to such Agreement, which is filed with this report as Exhibit 10.1.

The Agreement has been filed with this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Camping World or Gander Mountain. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such Agreement, and may be subject to important limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

A press release issued by Camping World Holdings, Inc. on May 8, 2017 regarding the execution of the Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Camping World Holdings, Inc. and other matters. All statements other than statements of historical facts contained in this Current Report may be forward-looking statements. Statements regarding the purchase price of the Overton’s inventory and certain other assets, our future results of operations and financial position,  business strategy and plans and objectives of management for future operations, including with respect to the assets and operations of the Gander Mountain and Overton’s boating business, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expects,’’ ‘‘plans,’’ ‘‘anticipates,’’ ‘‘could,’’ ‘‘intends,’’ ‘‘targets,’’ ‘‘projects,’’ ‘‘contemplates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘predicts,’’ ‘‘potential’’ or ‘‘continue’’ or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  You should carefully consider the risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission.  These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise.  You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the Securities and Exchange Commission.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description.
10.1*	Asset Purchase Agreement, dated as of May 5, 2017, by and among CWI, Inc., Gander Mountain Company and the other parties signatory thereto.

99.1*	Press release dated May 8, 2017.

*   Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

	By:	/s/ Thomas F. Wolfe
	Name:	Thomas F. Wolfe
	Title:	Chief Financial Officer and Secretary

Date: May 8, 2017

Exhibits Index

Exhibit No.	Description.
10.1*	Asset Purchase Agreement, dated as of May 5, 2017, by and among CWI, Inc., Gander Mountain Company and the other parties signatory thereto.

99.1*	Press release dated May 8, 2017.

*   Filed herewith.